EXHIBIT 10.1

                           FIRST AMENDATORY AGREEMENT

     This First Amendatory Agreement is made as of this 30th day of July, 1999 by and between Orthologic Corp. (the "Corporation") and Bank of New York (the "Rights Agent").

     WHEREAS, the Corporation and the Rights Agent are parties to a Rights Agreement dated as of March 4, 1997 (the "Rights Agreement") and wish to set forth herein their agreement concerning certain amendments to the Rights Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree that the Rights Agreement is hereby amended in the following respects:

1.   Section 1(a) of the Rights Agreement is hereby amended to read as follows:

     "(a) "ACQUIRING PERSON" shall mean any Person who, together with all Affiliates and Associates of such Person, shall hereafter become the Beneficial Owner of twenty-five percent (25%) or more of the Common Shares then outstanding, but shall not include the Company, any wholly owned Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan.".

2. Section 3(a)(ii) of the Rights Agreement is hereby amended to read as follows:

     "(ii) the close of business on the fifteenth Business Day after the date on which a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed, or established by the Company for or pursuant to the terms of any such plan) is first commenced within the meaning of Rule 14d-2(a) of the Rules, if upon consummation thereof, such Person would be the Beneficial Owner of twenty-five percent (25%) or more of the Common Shares then outstanding (the earlier of (i)(ii) being herein referred to as the "SEPARATION DATE"),".

3.   Section 11(a)(ii)(B) is hereby amended to read in its entirety as follows:

     "(b) any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity organized, appointed, or established by the Company for or pursuant to the terms of any such plan), alone or together with its

     Affiliates and Associates, shall become the Beneficial Owner of twenty-five percent (25%) or more of the Common Shares then outstanding, other than pursuant to any transaction set forth in Section 13(a) hereof; or".

The second sentence of the second paragraph of Exhibit C to the Plan is hereby amended to read as follows:

     "Until the earlier to occur of (a) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "ACQUIRING PERSON") has acquired, or obtained the right to acquire, beneficial ownership of 25% or more of the outstanding Common Shares, or
     (b) 15 business days following the commencement of a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 25% or more of such outstanding Common Shares (the earlier of such dates being called the "SEPARATION DATE"), the Rights will be evidenced, with respect to any Common Shares outstanding as of the Record Date, by the certificates representing such Common Shares.".

4. Section (b) of the first sentence of the fourth paragraph of Exhibit C to the Plan is hereby amended to read as follows:

     "(b) a person (other than the Company and its affiliates) becomes the beneficial owner of 25% or more of the then outstanding Common Shares,".

6. Except as specifically modified herein, all of the terms and provisions of the Rights Agreement shall remain full force and effect.

     IN WITNESS WHEREOF, the parties have caused this First Amendatory Agreement to be duly executed as of the day and year first written above.


                                        ORTHOLOGIC CORP.


                                        By: /s/ Thomas R. Trotter
                                            ------------------------------------
                                        Name: Thomas R. Trotter
                                        Title: President and Chief Executive
                                               Officer

                                        BANK OF NEW YORK

                                        By: /s/ Steve Myers
                                            ------------------------------------
                                        Name: Steve Myers
                                        Title: Assistant Vice President

                                        2